            COMMON STOCK                                            COMMON STOCK

            THIS CERTIFICATE IS TRANSFERABLE IN                       SHARES
 NUMBER     THE CITY OF NEW YORK OR IN RIDGEFIELD
            PARK, NJ

                                  [GRAPHIC OF STATUE OF LIBERTY]


            INCORPORATED UNDER THE LAWS                      CUSIP 05548G 10 2
             OF THE STATE OF DELAWARE                        SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                                      BKF CAPITAL GROUP, INC.

            THIS CERTIFIES THAT


                                             SPECIMEN


            IS THE OWNER OF

  SHARES, FULLY PAID AND NON-ASSESSABLE, OF THE COMMON STOCK, $1 PAR VALUE, OF

                                       CERTIFICATE OF STOCK

            BKF Capital Group, Inc., a Delaware Corporation, transferable on the books of the Company in person or by duly authorized attorney
[BKF        upon surrender of this certificate properly endorsed.
CAPITAL
GROUP            This certificate shall not be valid unless countersigned by the
SEAL]       Transfer Agent and registered by the Registrar.

                 Witness the seal of the Company and the signatures of its duly authorized officers.

            Dated:

             COUNTERSIGNED AND REGISTERED:
               CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                    (RIDGEFIELD PARK, NJ)

                 TRANSFER AGENT AND REGISTRAR

            BY
[DELAWARE CAPITAL GROUP INC. SEAL]
                                         /s/                   /s/
                 AUTHORIZED SIGNATURE      SECRETARY               PRESIDENT
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common  UNIF GIFT MIN ACT-       Custodian
     TEN ENT - as tenants by the                        ------          ------
               entireties                               (Cust)         (Minor)
     JT TEN  - as joint tenants with                    under Uniform Gifts to
               right of survivorship                    Minors Act
               and not as tenants in
               common                                       ---------------
                                                                (State)


    Additional abbreviations may also be used though not in the above list.

For value received,                    hereby sell, assign and transfer unto
                    ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
    ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------

                              --------------------------------------------------
                              NOTICE: The signature to this assignment must
                                      correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


                               -------------------------------------------------
                               THE SIGNATURE(S) TO THIS ASSIGNMENT SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.